UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Diversified International Equity Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
27 Statement of Assets and Liabilities
29 Statement of Operations
30 Statement of Changes in Net Assets
31 Financial Highlights
37 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Information About Your Fund's Expenses
52 Tax Information
53 Investment Management Agreement Approval
58 Summary of Management Fee Evaluation by Independent Fee Consultant
62 Board Members and Officers
67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Diversified International Equity Fund returned 4.71% during the 12-month period ended October 31, 2012, slightly outperforming the 4.61% return of the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index (MSCI EAFE Index).

Investment Strategy
In choosing securities, we allocate percentages of assets to various countries and sectors. We periodically review these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

International equities finished the year in positive territory, but they underperformed U.S. equities, as measured by the 15.21% return of the Standard & Poor's 500® (S&P 500) Index. On the plus side, the foreign markets were helped by the environment of strengthening investor risk appetites brought about by the extremely accommodative policies of the world's central banks. At the same time, however, international equities were pressured by worries, mainly early in the period, that the debt crisis in Europe would spiral into a more serious problem that would possibly involve the breakup of the Eurozone. In addition, Japanese stocks continued to lag due to the country's lackluster growth and the disproportionate impact that the growth slowdown in China is having on Japan's economy.

While international stocks lagged the U.S. market for the full year, their performance improved considerably in the final two months of the period ended October 31, 2012, after European Central Bank (ECB) President Mario Draghi announced that the ECB will do "whatever it takes" to hold the region's currency union together. European stocks rallied sharply on the news, with bank stocks leading the way, which helped the MSCI EAFE Index finish the period with a respectable, mid-single-digit return.

Fund Performance

The largest positive contribution to fund performance came from our underweight positions in various segments of the Japanese market, including the technology, consumer discretionary, industrials and materials sectors. Our below-market weightings in these sectors helped the fund's overall position in Japan to finish the year in positive territory even as the overall Japanese market finished the year in the red. Overall, Japan is the fund's second-largest country underweight.

We also added value in the materials sector, both through our underweight position in this underperforming group and the strong outperformance of our individual holdings. The fund's underweights in the materials sectors of Japan, Australia and the United Kingdom all aided our 12-month results.

Along the same line, we were helped by our broader positioning in the health care and technology sectors — where we were overweight — as well as in the industrials and consumer discretionary sectors, where we were underweight. Notably, our individual holdings outperformed the benchmark components in all four of these sectors. Overweights in Denmark and Canada, along with an underweight in France, also stood out as being positive contributors. Canada is the fund's largest overweight position, as it is not represented in the benchmark.

On the negative side of the ledger, we were hurt by our overweight positions in two sectors that lagged the broader market by a wide margin: telecommunications and utilities. Both are "defensive" in nature, meaning that investors tend to gravitate away from these areas when risk appetites are improving — as was the case in the past year. As of October 31, 2012, these two groups represented the fund's largest sector overweights.

"At a time in which both stocks and bonds are likely to be volatile, we believe we can continue to add value through our disciplined, systematic approach."

Our underweight position in financials also cost the fund some performance relative to its benchmark. In the 2009 through 2011 period, this underweight was a positive for the fund's returns as financials continued to struggle in the aftermath of the 2008 financial crisis and with the emergence of the debt problems in Europe. Financial stocks staged a strong recovery in the past year ended October 31, 2012, however, so this positioning became a detractor.

The fund's underweight position in the United Kingdom also took away from our 12-month results. Our weighting in the country is about one-third of its weighting in the benchmark, which makes it the fund's largest country underweight. The U.K. market outperformed the broader market by a substantial margin during the year ended October 31, 2012, so this element of our positioning dampened our relative performance.

Ten Largest Common Stocks at October 31, 2012 (16.6% of Net Assets)	Country	Percent
1. ASML Holding NV Developer of photolithography projection systems	Netherlands	2.2%
2. CRH PLC Manufactures building materials	Ireland	2.2%
3. Nestle SA A multinational company that markets a wide range of food products	Switzerland	2.1%
4. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	2.1%
5. Sanofi Manufactures prescription pharmaceuticals	France	1.9%
6. Swisscom AG Operates in public telecommunications networks and application services	Switzerland	1.3%
7. Telefonica SA An integrated telecommunications company	Spain	1.3%
8. Deutsche Telekom AG An integrated telecommunications company	Germany	1.2%
9. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.2%
10. Telecom Italia SpA Offers fixed-line and mobile telephone and data transmission services	Italy	1.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 67 for contact information.

The fund also holds a weighting of approximately 9.6% of assets in two exchanged-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard MSCI Emerging Markets and iShares MSCI Emerging Markets. We have held a position in the emerging markets since the fund's inception in order to provide exposure to the strong economic fundamentals and attractive valuations in the asset class. During the past year, however, the 2.63% return of the MSCI Emerging Markets Index trailed the MSCI EAFE Index. The primary cause for this modest shortfall was the deteriorating growth outlook in China. While economic growth remains in the 7-8% range, this is down substantially from the double-digit growth China's economy registered in the second half of the previous decade. China's slowdown, in turn, has resulted in lower demand for raw materials — a large headwind for the many materials and mining companies that populate the asset class.

Outlook and Positioning

The current market environment is unique in the sense that risks and opportunities are both so plentiful. On one hand, near-term volatility could be high due to the shifting headlines out of Europe and news flow related to the tax increases and spending cuts set to go into effect at the start of next year (the "fiscal cliff"). At the same time, however, the world's central banks have made it abundantly clear that they plan to do whatever is necessary to prevent a recession and/or a breakup of the Eurozone. At a time in which both stocks and bonds are likely to be volatile, we believe we can continue to add value through our disciplined, systematic approach.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Began managing the fund in 2009.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Russell Shtern, Head of Equity Portfolio Management and Trading, QS Investors

Began managing the fund in 2009.

• Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

• BBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends, do not reflect any fees or expenses and it is not possible to invest directly into an index

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

The MSCI Emerging Markets Index measures equity market performance in 26 global emerging markets. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.71%	3.65%	-7.79%	5.85%
Class B	3.84%	2.85%	-8.49%	5.04%
Class C	4.01%	2.86%	-8.48%	5.04%
MSCI EAFE Index†	4.61%	2.83%	-5.81%	7.73%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-1.31%	1.62%	-8.87%	5.22%
Class B (max 4.00% CDSC)	0.84%	2.22%	-8.63%	5.04%
Class C (max 1.00% CDSC)	4.01%	2.86%	-8.48%	5.04%
MSCI EAFE Index†	4.61%	2.83%	-5.81%	7.73%
No Sales Charges
Class R	4.44%	3.38%	-7.94%	5.65%
Class S	5.05%	3.88%	-7.50%	6.08%
Institutional Class	5.14%	4.05%	-7.40%	6.21%
MSCI EAFE Index†	4.61%	2.83%	-5.81%	7.73%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.73%, 2.52%, 2.48%, 1.98%, 1.50% and 1.29% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares prior to their inception on July 1, 2003 and for Class S shares prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/12	$6.90	$6.64	$6.64	$6.70	$6.71	$6.71
10/31/11	$6.73	$6.48	$6.47	$6.54	$6.54	$6.55
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.13	$.08	$.08	$.12	$.15	$.16

Morningstar Rankings — Foreign Large Blend Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	573	of	806	71
3-Year	384	of	717	53
5-Year	479	of	582	82
10-Year	256	of	324	79
Class B 1-Year	656	of	806	81
3-Year	507	of	717	70
5-Year	515	of	582	88
10-Year	291	of	324	89
Class C 1-Year	644	of	806	80
3-Year	506	of	717	70
5-Year	514	of	582	88
10-Year	290	of	324	89
Class R 1-Year	603	of	806	75
3-Year	425	of	717	59
5-Year	491	of	582	84
Class S 1-Year	529	of	806	65
3-Year	344	of	717	48
5-Year	464	of	582	79
Institutional Class 1-Year	516	of	806	64
3-Year	305	of	717	43
5-Year	455	of	582	78
10-Year	234	of	324	72

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
	Shares	Value ($)

Common Stocks 88.5%
Australia 4.1%
AGL Energy Ltd.	13,924	210,158
APA Group	12,159	65,128
Asciano Ltd.	9,175	43,430
Australia & New Zealand Banking Group Ltd.	3,047	80,497
BHP Billiton Ltd.	4,759	169,198
Brambles Ltd.	11,283	85,031
Cochlear Ltd.	514	37,984
Commonwealth Bank of Australia	1,700	101,910
Crown Ltd.	9,554	96,398
CSL Ltd.	4,279	210,986
Echo Entertainment Group Ltd.	8,537	31,105
Fairfax Media Ltd.	50,627	20,759
Leighton Holdings Ltd.	1,199	22,279
National Australia Bank Ltd.	2,447	65,509
Newcrest Mining Ltd.	1,515	41,565
Origin Energy Ltd.	7,150	84,315
QR National Ltd.	13,429	52,135
Rio Tinto Ltd.	870	51,423
Santos Ltd.	6,285	75,093
Sonic Healthcare Ltd.	3,731	50,349
SP Ausnet	45,688	50,272
TABCORP Holdings Ltd.	15,831	46,671
Tatts Group Ltd.	29,710	86,353
Telstra Corp., Ltd.	142,160	610,936
Toll Holdings Ltd.	5,399	24,884
Transurban Group	9,287	58,613
Wesfarmers Ltd.	3,273	118,132
Westfield Group (REIT) (Units)	3,049	33,739
Westpac Banking Corp.	2,585	68,452
Woodside Petroleum Ltd.	4,096	146,264
Woolworths Ltd.	3,723	113,660
WorleyParsons Ltd.	1,661	42,536
(Cost $2,077,899)		2,995,764
Austria 0.6%
Erste Group Bank AG*	6,896	173,179
Immofinanz AG* (a)	31,117	120,190
Raiffeisen Bank International AG (a)	2,084	83,331
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,947	83,607
(Cost $353,380)		460,307
Belgium 1.6%
Ageas	6,484	165,017
Anheuser-Busch InBev NV	5,322	444,997
Delhaize Group	688	26,302
Groupe Bruxelles Lambert SA	1,834	135,402
KBC Groep NV	3,638	85,396
Solvay SA	1,280	153,896
Umicore SA	2,459	126,198
(Cost $829,552)		1,137,208
Bermuda 0.2%
Seadrill Ltd. (a) (Cost $28,855)	2,757	111,609
Canada 7.5%
Agnico-Eagle Mines Ltd.	500	28,230
Alimentation Couche-Tard, Inc. "B"	1,800	88,418
Bank of Montreal (a)	900	53,184
Bank of Nova Scotia (a)	1,300	70,613
Barrick Gold Corp.	2,700	109,189
BCE, Inc. (a)	3,500	153,001
Bell Aliant, Inc. (a)	1,400	38,016
Bombardier, Inc. "B" (a)	7,200	27,394
Brookfield Asset Management, Inc. "A" (a)	1,200	41,308
Canadian Imperial Bank of Commerce (a)	600	47,195
Canadian National Railway Co.	1,300	112,252
Canadian Natural Resources Ltd.	1,400	42,193
Canadian Pacific Railway Ltd. (a)	800	73,596
Canadian Tire Corp., Ltd. "A" (a)	500	35,775
Canadian Utilities Ltd. "A"	2,100	140,876
Cenovus Energy, Inc.	1,200	42,329
CGI Group, Inc. "A"*	29,000	758,718
Eldorado Gold Corp.	2,400	35,468
Empire Co., Ltd. "A"	600	34,958
EnCana Corp. (a)	1,100	24,781
First Quantum Minerals Ltd.	1,400	31,469
Fortis, Inc. (a)	7,400	250,211
George Weston Ltd.	900	58,429
Gildan Activewear, Inc.	1,000	34,053
Goldcorp, Inc.	2,200	99,454
Imperial Oil Ltd.	700	30,972
Kinross Gold Corp.	3,800	37,743
Loblaw Companies Ltd. (a)	1,700	58,928
Magna International, Inc. "A" (a)	1,268	56,370
Manulife Financial Corp.	3,000	37,066
Metro, Inc. "A" (a)	1,500	88,491
National Bank of Canada (a)	300	23,183
Open Text Corp.*	7,500	403,104
Potash Corp. of Saskatchewan, Inc. (a)	1,501	60,341
Research In Motion Ltd.* (a)	63,800	503,373
Rogers Communications, Inc. "B" (a)	5,600	245,811
Royal Bank of Canada (a)	1,500	85,517
Saputo, Inc. (a)	2,100	92,158
Shaw Communications, Inc. "B" (a)	2,900	63,183
Shoppers Drug Mart Corp. (a)	3,200	133,383
Silver Wheaton Corp. (a)	900	36,270
SNC-Lavalin Group, Inc. (a)	800	32,224
Sun Life Financial, Inc. (a)	1,200	29,761
Suncor Energy, Inc.	2,032	68,198
Talisman Energy, Inc. (a)	1,600	18,135
Teck Resources Ltd. "B"	1,400	44,436
Telus Corp. (a)	2,200	141,483
Thomson Reuters Corp. (b)	1,660	46,912
Thomson Reuters Corp. (a) (b)	700	19,709
Tim Hortons, Inc.	1,200	59,570
Toronto-Dominion Bank (a)	400	32,533
TransAlta Corp. (a)	10,000	159,399
Valeant Pharmaceuticals International, Inc.*	6,600	368,741
Viterra, Inc.	4,300	67,767
Yamana Gold, Inc.	1,700	34,332
(Cost $6,054,279)		5,510,203
Denmark 2.0%
A P Moller-Maersk AS "A"	8	52,987
A P Moller-Maersk AS "B"	22	153,513
Carlsberg AS "B"	5,935	511,998
Coloplast AS "B"	30	6,578
Danske Bank AS*	17,911	280,086
DSV AS	2,944	66,191
Novo Nordisk AS "B"	1,837	296,041
Tryg AS	1,039	67,878
(Cost $1,119,819)		1,435,272
Finland 4.1%
Fortum Oyj	17,599	325,512
Kone Oyj "B" (a)	2,231	159,767
Metso Corp. (a)	1,888	66,244
Nokia Oyj (a)	567,098	1,527,421
Pohjola Bank PLC	5,629	76,608
Sampo Oyj "A"	11,933	373,991
Stora Enso Oyj "R"	25,854	163,130
UPM-Kymmene Oyj	23,212	248,512
Wartsila Oyj (a)	2,523	102,062
(Cost $3,268,453)		3,043,247
France 7.0%
Air Liquide SA	1,736	204,761
Alcatel-Lucent* (a)	36,971	37,617
Arkema	538	49,050
AtoS	863	57,954
AXA SA	5,702	90,646
BNP Paribas SA	2,880	144,874
Bouygues SA	860	20,683
Cap Gemini	2,459	103,362
Carrefour SA	3,368	81,372
Casino Guichard-Perrachon SA	203	17,729
Cie Generale des Etablissements Michelin "B"	519	44,573
Compagnie de Saint-Gobain	834	29,392
DANONE SA	2,810	172,730
Dassault Systemes SA	733	77,232
Electricite de France	2,373	50,212
Essilor International SA	3,008	271,163
France Telecom SA	33,458	373,039
GDF Suez	14,934	342,710
Iliad SA	400	61,619
L'Oreal SA	887	112,980
Lafarge SA	1,293	75,718
LVMH Moet Hennessy Louis Vuitton SA	489	79,481
Pernod Ricard SA	872	93,844
Sanofi	15,558	1,367,624
Schneider Electric SA	982	61,394
Societe Generale*	2,633	83,698
Suez Environnement Co.	2,266	24,063
Technip SA	626	70,510
Total SA	6,490	326,554
Unibail-Rodamco SE (REIT)	350	78,867
Veolia Environnement	3,910	38,704
Vinci SA	548	24,253
Vivendi	22,777	466,011
(Cost $4,743,805)		5,134,419
Germany 5.0%
Adidas AG	615	52,395
Allianz SE (Registered)	1,801	223,305
BASF SE	1,815	150,396
Bayer AG (Registered)	2,991	260,481
Bayerische Motoren Werke (BMW) AG	763	60,772
Beiersdorf AG	1,120	81,454
Commerzbank AG*	21,125	40,469
Continental AG	289	28,967
Daimler AG (Registered)	1,778	83,021
Deutsche Boerse AG	1,188	64,303
Deutsche Post AG (Registered)	2,891	57,313
Deutsche Telekom AG (Registered)	78,737	899,002
E.ON AG	12,019	273,090
Fresenius Medical Care AG & Co. KGaA	1,031	72,416
Fresenius SE & Co. KGaA	478	54,521
GEA Group AG	1,234	38,531
Henkel AG & Co. KGaA	1,968	127,337
Infineon Technologies AG	6,361	43,285
K+S AG (Registered)	460	21,762
Kabel Deutschland Holding AG	344	24,786
Linde AG	386	64,916
Merck KGaA	287	36,679
Metro AG	2,288	65,910
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	782	125,685
RWE AG	3,889	177,711
SAP AG	3,304	240,675
Siemens AG (Registered)	2,663	267,641
Suedzucker AG	1,380	53,473
(Cost $3,159,286)		3,690,296
Hong Kong 2.7%
AIA Group Ltd.	32,800	129,718
BOC Hong Kong (Holdings) Ltd.	13,500	41,632
Cathay Pacific Airways Ltd. (a)	26,000	47,236
Cheung Kong (Holdings) Ltd.	4,000	59,096
Cheung Kong Infrastructure Holdings Ltd.	8,000	46,916
CLP Holdings Ltd.	22,500	191,902
Galaxy Entertainment Group Ltd.* (a)	12,000	41,342
Hang Lung Properties Ltd.	15,000	52,258
Hang Seng Bank Ltd. (a)	3,800	58,397
Hong Kong & China Gas Co., Ltd. (a)	66,481	177,139
Hong Kong Exchanges & Clearing Ltd. (a)	4,200	69,151
Hutchison Whampoa Ltd.	39,000	384,210
Li & Fung Ltd. (a)	40,000	67,096
Link (REIT)	9,000	44,709
MTR Corp., Ltd.	22,500	87,677
Noble Group Ltd. (a)	40,181	43,152
NWS Holdings Ltd. (a)	23,500	35,659
Orient Overseas International Ltd. (a)	6,000	38,090
Power Assets Holdings Ltd.	16,000	136,051
Shangri-La Asia Ltd. (a)	14,000	27,097
SJM Holdings Ltd.	16,000	34,931
Sun Hung Kai Properties Ltd.	6,000	83,535
Swire Pacific Ltd. "A"	3,000	35,709
Wharf Holdings Ltd.	8,000	54,916
Yue Yuen Industrial (Holdings) Ltd. (a)	7,000	24,071
(Cost $1,479,788)		2,011,690
Ireland 2.7%
CRH PLC (b)	28,278	526,330
CRH PLC (b)	57,886	1,077,991
Elan Corp. PLC*	29,232	322,815
Experian PLC	2,775	47,916
(Cost $1,950,720)		1,975,052
Italy 3.9%
Assicurazioni Generali SpA	7,432	120,798
Atlantia SpA	6,677	110,170
Autogrill SpA	4,204	42,965
Enel Green Power SpA	27,248	46,337
Enel SpA	82,653	310,679
Eni SpA	11,740	269,489
Fiat Industrial SpA	17,784	192,589
Fiat SpA*	27,105	132,097
Finmeccanica SpA*	12,127	60,076
Intesa Sanpaolo	63,998	102,776
Luxottica Group SpA	2,487	94,610
Mediaset SpA	17,879	31,285
Pirelli & C. SpA	6,895	79,852
Prysmian SpA	4,269	82,114
Saipem SpA	1,417	63,658
Snam SpA (a)	14,437	63,884
Telecom Italia SpA	587,666	541,190
Telecom Italia SpA (RSP)	390,903	312,108
Terna — Rete Elettrica Nationale SpA	17,328	65,133
UBI Banca — Unione di Banche Italiane ScpA	5,181	20,361
UniCredit SpA*	24,860	109,749
(Cost $3,208,964)		2,851,920
Japan 11.1%
AEON Co., Ltd.	5,700	62,191
Ajinomoto Co., Inc.	7,000	106,890
Alfresa Holdings Corp.	600	27,133
Asahi Group Holdings Ltd. (a)	3,700	84,308
Asahi Kasei Corp.	6,000	32,995
Astellas Pharma, Inc.	4,300	213,573
Bridgestone Corp.	1,400	32,602
Canon, Inc.	1,850	59,743
Central Japan Railway Co.	400	34,423
Chubu Electric Power Co., Inc.	15,600	160,827
Chugai Pharmaceutical Co., Ltd.	2,100	42,563
Chugoku Electric Power Co., Inc.	7,700	82,758
Dai-ichi Life Insurance Co., Ltd.	38	43,793
Daiichi Sankyo Co., Ltd.	6,800	103,921
Denso Corp.	1,200	37,565
East Japan Railway Co.	398	27,321
Eisai Co., Ltd.	2,700	120,237
Electric Power Development Co., Ltd.	2,500	63,980
FamilyMart Co., Ltd.	800	38,782
FANUC Corp.	200	31,843
FUJIFILM Holdings Corp.	1,400	23,605
Hisamitsu Pharmaceutical Co., Inc. (a)	600	31,041
Hitachi Ltd.	7,000	37,091
Hokkaido Electric Power Co., Inc.	4,200	34,566
Hokuriku Electric Power Co.	3,800	37,748
Honda Motor Co., Ltd.	1,900	56,883
HOYA Corp.	1,400	28,340
Idemitsu Kosan Co., Ltd.	400	34,423
INPEX Corp.	23	131,091
Japan Real Estate Investment Corp. (REIT)	5	50,044
Japan Tobacco, Inc.	8,600	237,650
JFE Holdings, Inc.	1,400	19,729
JX Holdings, Inc.	24,690	131,445
Kansai Electric Power Co., Inc.	18,700	143,828
Kao Corp.	5,300	148,849
KDDI Corp.	4,000	310,660
Keyence Corp.	110	29,185
Kirin Holdings Co., Ltd.	9,000	112,965
Komatsu Ltd.	800	16,756
Kyocera Corp.	300	26,343
Kyowa Hakko Kirin Co., Ltd.	3,000	31,905
Kyushu Electric Power Co., Inc.	8,200	62,145
Lawson, Inc. (a)	700	51,472
Medipal Holdings Corp.	2,000	25,454
MEIJI Holdings Co., Ltd.	800	36,628
Miraca Holdings, Inc.	800	33,822
Mitsubishi Chemical Holdings Corp.	6,000	23,750
Mitsubishi Corp.	2,200	39,271
Mitsubishi Electric Corp.	3,000	22,398
Mitsubishi Estate Co., Ltd.	5,000	98,898
Mitsubishi Tanabe Pharma Corp.	2,600	37,487
Mitsubishi UFJ Financial Group, Inc.	48,100	217,513
Mitsui & Co., Ltd.	3,000	42,277
Mitsui Fudosan Co., Ltd.	4,000	80,822
Mizuho Financial Group, Inc.	80,600	126,206
MS&AD Insurance Group Holdings, Inc.	3,100	52,540
Murata Manufacturing Co., Ltd.	500	24,302
Nintendo Co., Ltd. (a)	200	25,755
Nippon Building Fund, Inc. (REIT)	4	42,941
Nippon Meat Packers, Inc.	3,000	37,204
Nippon Steel & Sumitomo Metal	20,000	44,094
Nippon Telegraph & Telephone Corp.	6,305	287,094
Nissan Motor Co., Ltd.	4,300	35,981
Nisshin Seifun Group, Inc.	3,500	43,712
Nissin Foods Holdings Co., Ltd.	1,200	45,396
Nitto Denko Corp.	700	31,742
NKSJ Holdings, Inc.	1,800	32,807
Nomura Holdings, Inc.	16,700	60,248
Nomura Real Estate Office Fund, Inc. (REIT)	6	37,730
NTT DoCoMo, Inc.	217	318,854
Olympus Corp.*	2,200	38,417
Ono Pharmaceutical Co., Ltd.	800	48,303
ORIX Corp. (a)	510	52,386
Osaka Gas Co., Ltd.	34,000	140,123
Otsuka Holdings KK	3,200	98,569
Panasonic Corp. (a)	2,900	18,672
Santen Pharmaceutical Co., Ltd.	900	39,402
Seven & I Holdings Co., Ltd.	7,200	222,052
Shikoku Electric Power Co., Inc.	2,900	30,987
Shin-Etsu Chemical Co., Ltd.	1,300	73,281
Shionogi & Co., Ltd.	3,300	54,731
Shiseido Co., Ltd.	4,200	53,138
Softbank Corp.	12,900	408,347
Sumitomo Chemical Co., Ltd.	6,000	16,836
Sumitomo Corp.	2,900	39,524
Sumitomo Electric Industries Ltd.	1,900	20,421
Sumitomo Mitsui Financial Group, Inc.	5,700	174,506
Sumitomo Mitsui Trust Holdings, Inc.	17,000	51,535
Sumitomo Realty & Development Co., Ltd.	2,000	55,217
Suzuken Co., Ltd.	900	28,399
Taisho Pharmaceutical Holdings Co., Ltd.	400	32,269
Takeda Pharmaceutical Co., Ltd.	7,800	362,495
Terumo Corp.	1,800	77,565
Toho Gas Co., Ltd.	9,000	54,566
Tohoku Electric Power Co., Inc.*	8,500	62,608
Tokio Marine Holdings, Inc.	3,100	82,053
Tokyo Electric Power Co., Inc.* (a)	27,000	43,968
Tokyo Gas Co., Ltd.	44,000	233,145
TonenGeneral Sekiyu KK	4,000	36,277
Toray Industries, Inc.	6,000	35,024
Toshiba Corp.	8,000	29,663
Toyo Suisan Kaisha Ltd.	1,000	24,915
Toyota Motor Corp.	2,600	99,825
Tsumura & Co.	1,500	47,914
Unicharm Corp.	1,100	59,527
Yakult Honsha Co., Ltd. (a)	900	41,939
Yamazaki Baking Co., Ltd.	2,000	24,051
(Cost $8,322,197)		8,112,788
Luxembourg 0.3%
ArcelorMittal	7,061	104,609
Millicom International Cellular SA (SDR)	1,219	105,306
Tenaris SA	2,054	38,417
(Cost $222,746)		248,332
Macau 0.1%
Sands China Ltd. (a)	18,000	67,703
Wynn Macau Ltd. (a)	12,800	36,335
(Cost $44,964)		104,038
Netherlands 6.4%
AEGON NV	20,450	114,189
Akzo Nobel NV	2,840	154,494
ASML Holding NV	29,423	1,618,899
Corio NV (REIT)	983	43,798
Gemalto NV	1,169	105,488
Heineken Holding NV	745	37,804
Heineken NV	1,602	98,765
ING Groep NV (CVA)*	32,230	284,738
Koninklijke (Royal) KPN NV	106,214	670,587
Koninklijke Ahold NV	7,422	94,497
Koninklijke DSM NV (a)	1,968	101,051
Koninklijke Philips Electronics NV	7,199	179,995
Koninklijke Vopak NV	597	41,561
Randstad Holding NV	1,101	35,940
Reed Elsevier NV	26,455	355,412
Royal Dutch Shell PLC "A"	2,485	85,216
Royal Dutch Shell PLC "B"	1,993	70,451
TNT Express NV	3,072	32,356
Unilever NV (CVA) (a)	8,764	321,813
Wolters Kluwer NV	12,750	246,732
(Cost $4,231,933)		4,693,786
Norway 2.0%
Aker Solutions ASA	2,106	41,372
DnB ASA	23,722	296,249
Gjensidige Forsikring ASA	4,143	60,532
Norsk Hydro ASA (a)	32,240	145,160
Statoil ASA	8,658	213,971
Telenor ASA	26,586	522,739
Yara International ASA	4,451	209,696
(Cost $863,323)		1,489,719
Singapore 3.4%
CapitaLand Ltd. (a)	20,000	53,615
ComfortDelGro Corp., Ltd.	30,000	41,564
DBS Group Holdings Ltd.	14,000	159,534
Fraser & Neave Ltd.	9,000	67,585
Genting Singapore PLC (a)	211,000	230,062
Golden Agri-Resources Ltd.	218,000	111,699
Hutchison Port Holdings Trust (Units)	51,000	39,780
Jardine Cycle & Carriage Ltd. (a)	4,000	161,469
Keppel Corp., Ltd. (a)	19,800	173,035
Olam International Ltd. (a)	51,000	82,366
Oversea-Chinese Banking Corp., Ltd.	14,000	104,443
SembCorp Industries Ltd.	16,000	71,356
SembCorp Marine Ltd.	12,000	46,335
Singapore Airlines Ltd.	8,000	69,520
Singapore Exchange Ltd.	9,000	49,656
Singapore Press Holdings Ltd.	43,000	142,417
Singapore Technologies Engineering Ltd.	26,000	75,029
Singapore Telecommunications Ltd.	188,000	496,278
StarHub Ltd.	16,000	48,270
United Overseas Bank Ltd.	7,000	104,845
Wilmar International Ltd.	59,000	149,459
(Cost $1,811,456)		2,478,317
Spain 5.0%
Abertis Infraestructuras SA	10,165	153,098
Acciona SA	387	23,746
ACS, Actividades de Construccion y Servicios SA (a)	4,596	98,113
Amadeus IT Holding SA "A"	18,545	459,108
Banco Bilbao Vizcaya Argentaria SA (a)	14,917	124,457
Banco Santander SA	29,604	222,131
Enagas SA	3,019	60,027
Ferrovial SA	9,243	130,585
Gas Natural SDG SA	6,527	101,266
Iberdrola SA	52,916	273,662
Industria de Diseno Textil SA (a)	3,533	450,786
Red Electrica Corporacion SA	1,971	92,417
Repsol SA	24,094	481,558
Telefonica SA	71,566	942,444
Zardoya Otis SA	3,165	39,136
(Cost $3,504,392)		3,652,534
Sweden 3.5%
Assa Abloy AB "B"	1,129	37,634
Atlas Copco AB "A"	2,382	58,572
Atlas Copco AB "B"	1,896	41,534
Boliden AB (a)	8,924	155,934
Electrolux AB "B"	2,224	56,900
Hennes & Mauritz AB "B"	5,422	183,515
Hexagon AB "B"	3,886	89,403
Holmen AB "B"	1,457	42,944
Husqvarna AB "B"	5,434	31,525
Modern Times Group "B"	534	16,263
Nordea Bank AB	12,188	110,710
Sandvik AB	3,558	49,350
Scania AB "B"	1,671	31,818
Skandinaviska Enskilda Banken AB "A"	7,816	64,810
Skanska AB "B"	2,292	35,834
SKF AB "B"	1,471	33,155
SSAB AB "A" (a)	3,185	22,790
Svenska Cellulosa AB "B"	9,683	188,612
Svenska Handelsbanken AB "A"	2,305	78,954
Swedbank AB "A"	4,740	87,898
Swedish Match AB	7,154	243,755
Tele2 AB "B"	6,166	102,908
Telefonaktiebolaget LM Ericsson "B"	49,091	431,486
TeliaSonera AB	43,220	284,554
Volvo AB "B"	4,497	60,510
(Cost $2,056,575)		2,541,368
Switzerland 7.6%
ABB Ltd. (Registered)* (a)	7,555	136,125
Actelion Ltd. (Registered)*	838	40,420
Adecco SA (Registered)*	796	38,496
Aryzta AG*	834	41,642
Compagnie Financiere Richemont SA "A"	3,108	201,571
Credit Suisse Group AG (Registered)*	3,637	84,315
Geberit AG (Registered)*	225	46,387
Givaudan SA (Registered)*	57	57,043
Holcim Ltd. (Registered)*	920	62,779
Lindt & Spruengli AG (Registered)	1	36,390
Nestle SA (Registered)	24,122	1,530,774
Novartis AG (Registered)	12,512	753,031
Roche Holding AG (Genusschein)	3,794	729,631
SGS SA (Registered)	15	31,762
Sika AG	17	35,468
Sonova Holding AG (Registered)*	361	36,302
STMicroelectronics NV	10,088	59,324
Swatch Group AG (Bearer)	190	78,628
Swatch Group AG (Registered)	466	33,850
Swiss Re AG.*	1,017	70,272
Swisscom AG (Registered) (a)	2,335	970,054
Syngenta AG (Registered)	387	151,176
UBS AG (Registered)*	10,946	164,078
Wolseley PLC	1,005	43,935
Xstrata PLC	3,542	55,964
Zurich Insurance Group AG*	437	107,690
(Cost $3,488,354)		5,597,107
United Kingdom 7.5%
Anglo American PLC	2,015	61,880
ARM Holdings PLC	40,501	434,634
AstraZeneca PLC	9,969	462,917
BAE Systems PLC	9,818	49,464
Barclays PLC (a)	14,664	53,836
BG Group PLC	2,693	49,868
BHP Billiton PLC	3,343	107,113
BP PLC	14,248	101,927
British American Tobacco PLC	2,334	115,612
British Sky Broadcasting Group PLC	2,610	29,862
BT Group PLC	42,354	145,241
Capita PLC	1,781	20,780
Centrica PLC	26,003	136,000
Compass Group PLC	6,032	66,192
Diageo PLC	2,954	84,424
GlaxoSmithKline PLC	39,488	883,529
HSBC Holdings PLC (a)	15,258	149,902
Imperial Tobacco Group PLC	1,630	61,552
Inmarsat PLC	4,081	37,308
International Consolidated Airlines Group SA*	27,116	71,242
Kingfisher PLC	7,835	36,604
Marks & Spencer Group PLC	4,845	30,790
National Grid PLC	16,393	186,899
Next PLC	569	32,744
Pearson PLC	2,403	48,279
Reckitt Benckiser Group PLC	809	48,957
Reed Elsevier PLC	3,160	30,903
Rio Tinto PLC	2,110	105,709
Rolls-Royce Holdings PLC*	4,528	62,439
Rolls-Royce Holdings PLC "C" (Entitlement Shares)*	344,128	555
SABMiller PLC	1,353	57,958
Severn Trent PLC	1,707	44,240
Shire PLC	4,523	127,221
Smith & Nephew PLC	8,325	87,996
Smiths Group PLC	1,780	30,333
SSE PLC	5,193	121,345
Standard Chartered PLC	2,621	61,901
Subsea 7 SA	2,839	62,294
Tesco PLC	11,556	59,647
The Sage Group PLC (a)	43,421	217,709
Unilever PLC	1,703	63,511
United Utilities Group PLC	5,498	60,066
Vodafone Group PLC	261,217	709,239
William Morrison Supermarkets PLC	5,755	24,880
WPP PLC	4,143	53,453
(Cost $3,938,862)		5,488,955
United States 0.2%
Catamaran Corp.* (Cost $158,896)	3,400	159,660
Total Common Stocks (Cost $56,918,498)		64,923,591

Preferred Stocks 0.4%
Germany
Bayerische Motoren Werke (BMW) AG	446	24,684
Henkel AG & Co. KGaA	2,319	185,186
Porsche Automobil Holding SE	437	29,012
Volkswagen AG	311	64,335
Total Preferred Stocks (Cost $175,767)		303,217

Exchange-Traded Funds 9.6%
iShares MSCI Emerging Markets Index Fund	86,400	3,551,904
Vanguard MSCI Emerging Markets Fund	84,550	3,507,980
Total Exchange-Traded Funds (Cost $6,427,316)		7,059,884

Securities Lending Collateral 12.4%
Daily Assets Fund Institutional, 0.21% (c) (d) (Cost $9,100,272)	9,100,272	9,100,272

Cash Equivalents 1.1%
Central Cash Management Fund, 0.18% (c) (Cost $790,117)	790,117	790,117

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,411,970)†	112.0	82,177,081
Other Assets and Liabilities, Net	(12.0)	(8,791,924)
Net Assets	100.0	73,385,157

* Non-income producing security.

† The cost for federal income tax purposes was $73,868,925. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $8,308,156. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,665,379 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,357,223.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $8,478,615, which is 11.6% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	AUD	12/20/2012	1	116,884	(3)
Euro Stoxx 50 Index	EUR	12/21/2012	26	843,845	1,955
FTSE 100 Index	GBP	12/21/2012	1	93,017	(874)
Nikkei 225 Index	USD	12/13/2012	4	178,700	3,984
Total net unrealized appreciation					5,062

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives Section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (e)
Australia	$—	$2,995,764	$—	$2,995,764
Austria	—	460,307	—	460,307
Belgium	—	1,137,208	—	1,137,208
Bermuda	—	111,609	—	111,609
Canada	5,463,291	46,912	—	5,510,203
Denmark	—	1,435,272	—	1,435,272
Finland	—	3,043,247	—	3,043,247
France	—	5,134,419	—	5,134,419
Germany	—	3,993,513	—	3,993,513
Hong Kong	—	2,011,690	—	2,011,690
Ireland	—	1,975,052	—	1,975,052
Italy	—	2,851,920	—	2,851,920
Japan	—	8,112,788	—	8,112,788
Luxembourg	—	248,332	—	248,332
Macau	—	104,038	—	104,038
Netherlands	—	4,693,786	—	4,693,786
Norway	—	1,489,719	—	1,489,719
Singapore	—	2,478,317	—	2,478,317
Spain	—	3,652,534	—	3,652,534
Sweden	—	2,541,368	—	2,541,368
Switzerland	—	5,597,107	—	5,597,107
United Kingdom	—	5,488,400	555	5,488,955
United States	159,660	—	—	159,660
Exchange-Traded Funds	7,059,884	—	—	7,059,884
Short-Term Investments (e)	9,890,389	—	—	9,890,389
Derivatives (f) Futures	5,939	—	—	5,939
Total	$22,579,163	$59,603,302	$555	$82,183,020
Liabilities
Derivatives (f) Futures	$(877)	$—	$—	$(877)
Total	$(877)	$—	$—	$(877)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $63,521,581) — including $8,478,615 of securities loaned	$72,286,692
Investment in Daily Assets Fund Institutional (cost $9,100,272)*	9,100,272
Investment in Central Cash Management Fund (cost $790,117)	790,117
Total investments in securities, at value (cost $73,411,970)	82,177,081
Foreign currency, at value (cost $345,974)	350,161
Deposits with broker for futures contracts	190,457
Receivable for Fund shares sold	25,067
Dividends receivable	139,521
Interest receivable	8,433
Receivable for variation margin on futures contracts	5,062
Foreign taxes recoverable	65,331
Other assets	11,574
Total assets	82,972,687
Liabilities
Payable upon return of securities loaned	9,100,272
Payable for investments purchased	6,311
Payable for Fund shares redeemed	273,599
Accrued management fee	44,504
Accrued Directors' fee	1,135
Other accrued expenses and payables	161,709
Total liabilities	9,587,530
Net assets, at value	$73,385,157
Net Assets Consist of
Undistributed net investment income	1,578,543
Net unrealized appreciation (depreciation) on: Investments	8,765,111
Futures	5,062
Foreign currency	(2,346)
Accumulated net realized gain (loss)	(68,942,452)
Paid-in capital	131,981,239
Net assets, at value	$73,385,157

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($22,765,169 ÷ 3,298,922 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.90
Maximum offering price per share (100 ÷ 94.25 of $6.90)	$7.32
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($387,721 ÷ 58,358 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.64
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,378,055 ÷ 508,496 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.64
Class R Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,066,599 ÷ 308,246 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.70
Class S Net Asset Value, offering and redemption price(a) per share ($12,469,797 ÷ 1,859,668 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.71
Institutional Class Net Asset Value, offering and redemption price(a) per share ($32,317,816 ÷ 4,813,336 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.71

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $261,991)	$2,782,335
Interest	1,167
Income distributions — Central Cash Management Fund	1,905
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	136,679
Total income	2,922,086
Expenses: Management fee	526,117
Administration fee	75,160
Services to shareholders	125,802
Distribution and service fees	107,571
Custodian fee	47,889
Audit fee	70,272
Legal fees	9,524
Reports to shareholders	40,404
Registration fees	76,775
Directors' fees and expenses	4,826
Other	34,228
Total expenses before expense reductions	1,118,568
Expense reductions	(36,616)
Total expenses after expense reductions	1,081,952
Net investment income (loss)	1,840,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $499)	2,194,809
Futures	423,059
Foreign currency	(16,932)
2,600,936
Change in net unrealized appreciation (depreciation) on: Investments	(748,264)
Futures	(318,939)
Foreign currency	(4,982)
(1,072,185)
Net gain (loss)	1,528,751
Net increase (decrease) in net assets resulting from operations	$3,368,885

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$1,840,134	$1,680,258
Net realized gain (loss)	2,600,936	14,401,954
Change in net unrealized appreciation (depreciation)	(1,072,185)	(20,230,944)
Net increase (decrease) in net assets resulting from operations	3,368,885	(4,148,732)
Distributions to shareholders from: Net investment income: Class A	(533,655)	(817,108)
Class B	(9,110)	(25,388)
Class C	(48,345)	(82,724)
Class R	(35,940)	(39,567)
Class S	(317,565)	(403,907)
Institutional Class	(720,175)	(1,195,266)
Total distributions	(1,664,790)	(2,563,960)
Fund share transactions: Proceeds from shares sold	14,681,811	14,918,361
Reinvestment of distributions	1,620,668	2,497,810
Payments for shares redeemed	(22,576,102)	(46,841,646)
Redemption fees	292	385
Net increase (decrease) in net assets from Fund share transactions	(6,273,331)	(29,425,090)
Increase (decrease) in net assets	(4,569,236)	(36,137,782)
Net assets at beginning of period	77,954,393	114,092,175
Net assets at end of period (including undistributed net investment income of $1,578,543 and $1,410,225, respectively)	$73,385,157	$77,954,393

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.73	$7.36	$6.56		$5.66	$14.53
Income (loss) from investment operations: Net investment income (loss)a	.15	.12	.08		.08	.22	b
Net realized and unrealized gain (loss)	.15	(.58)	.79		1.04	(6.18)
Total from investment operations	.30	(.46)	.87		1.12	(5.96)
Less distributions from: Net investment income	(.13)	(.17)	(.09)		(.22)	(.07)
Net realized gains	—	—	—		—	(2.84)
Total distributions	(.13)	(.17)	(.09)		(.22)	(2.91)
Increase from regulatory settlements	—	—	.02	f	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$6.90	$6.73	$7.36		$6.56	$5.66
Total Return (%)c,d	4.71	(6.44)	13.65		20.98	(50.51	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	28	37		47	46
Ratio of expenses before expense reductions (%)	1.66	1.69	1.61		1.62	1.55
Ratio of expenses after expense reductions (%)	1.58	1.68	1.60		1.41	1.38
Ratio of net investment income (%)	2.25	1.66	1.31		1.53	2.22	b
Portfolio turnover rate (%)	21	25	28		152	154
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.48	$7.08	$6.31		$5.44	$14.10
Income (loss) from investment operations: Net investment income (loss)a	.09	.07	.04		.04	.14	b
Net realized and unrealized gain (loss)	.15	(.56)	.74		1.00	(5.96)
Total from investment operations	.24	(.49)	.78		1.04	(5.82)
Less distributions from: Net investment income	(.08)	(.11)	(.03)		(.17)	—
Net realized gains	—	—	—		—	(2.84)
Total distributions	(.08)	(.11)	(.03)		(.17)	(2.84)
Increase from regulatory settlements	—	—	.02	f	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$6.64	$6.48	$7.08		$6.31	$5.44
Total Return (%)c,d	3.84	(7.06)	12.75		20.07	(50.89	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	2		3	5
Ratio of expenses before reductions (%)	2.60	2.48	2.47		2.59	2.34
Ratio of expenses after expense reductions (%)	2.34	2.44	2.32		2.25	2.18
Ratio of net investment income (loss) (%)	1.41	.90	.59		.69	1.42	b
Portfolio turnover rate (%)	21	25	28		152	154
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.47		$7.08		$6.31		$5.44		$14.11
Income (loss) from investment operations: Net investment income (loss)a	.10		.07		.04		.04		.15	b
Net realized and unrealized gain (loss)	.15		(.57)		.74		1.01		(5.98)
Total from investment operations	.25		(.50)		.78		1.05		(5.83)
Less distributions from: Net investment income	(.08)		(.11)		(.03)		(.18)		—
Net realized gains	—		—		—		—		(2.84)
Total distributions	(.08)		(.11)		(.03)		(.18)		(2.84)
Increase from regulatory settlements	—		—		.02	f	—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.64		$6.47		$7.08		$6.31		$5.44
Total Return (%)c	4.01	d	(7.21	)d	12.75		19.94	d	(50.81	)d,e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4		6		6		8
Ratio of expenses before expense reductions (%)	2.42		2.44		2.34		2.45		2.27
Ratio of expenses after expense reductions (%)	2.33		2.43		2.34		2.24		2.10
Ratio of net investment income (loss) (%)	1.54		.91		.57		.70		1.50	b
Portfolio turnover rate (%)	21		25		28		152		154
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class R	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.54		$7.16		$6.40		$5.50		$14.19
Income (loss) from investment operations: Net investment income (loss)a	.13		.11		.07		.08		.22	b
Net realized and unrealized gain (loss)	.15		(.58)		.76		1.03		(6.04)
Total from investment operations	.28		(.47)		.83		1.11		(5.82)
Less distributions from: Net investment income	(.12)		(.15)		(.09)		(.21)		(.03)
Net realized gains	—		—		—		—		(2.84)
Total distributions	(.12)		(.15)		(.09)		(.21)		(2.87)
Increase from regulatory settlements	—		—		.02	e	—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.70		$6.54		$7.16		$6.40		$5.50
Total Return (%)	4.44	c	(6.67	)c	13.35		21.19	c	(50.62	)c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		2		1		1
Ratio of expenses before expense reductions (%)	1.87		1.94		1.79		1.62		1.64
Ratio of expenses after expense reductions (%)	1.83		1.90		1.79		1.41		1.47
Ratio of net investment income (%)	2.02		1.44		1.12		1.52		2.13	b
Portfolio turnover rate (%)	21		25		28		152		154
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.54	$7.15	$6.40		$5.51	$14.25
Income (loss) from investment operations: Net investment income (loss)a	.16	.14	.10		.11	.26	b
Net realized and unrealized gain (loss)	.16	(.57)	.75		1.02	(6.04)
Total from investment operations	.32	(.43)	.85		1.13	(5.78)
Less distributions from: Net investment income	(.15)	(.18)	(.12)		(.24)	(.12)
Net realized gains	—	—	—		—	(2.84)
Total distributions	(.15)	(.18)	(.12)		(.24)	(2.96)
Increase from regulatory settlements	—	—	.02	e	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$6.71	$6.54	$7.15		$6.40	$5.51
Total Return (%)c	5.05	(6.17)	13.72		21.75	(50.38	)d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	16		21	24
Ratio of expenses before expense reductions (%)	1.44	1.46	1.42		1.34	1.36
Ratio of expenses after expense reductions (%)	1.34	1.44	1.39		.94	.97
Ratio of net investment income (%)	2.53	1.90	1.52		1.99	2.63	b
Portfolio turnover rate (%)	21	25	28		152	154
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the period ended October 31, 2008.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$6.55	$7.17	$6.40		$5.52		$14.26
Income (loss) from investment operations: Net investment income (loss)a	.17	.15	.12		.11		.26	c
Net realized and unrealized gain (loss)	.15	(.57)	.75		1.01		(6.03)
Total from investment operations	.32	(.42)	.87		1.12		(5.77)
Less distributions from: Net investment income	(.16)	(.20)	(.12)		(.24)		(.13)
Net realized gains	—	—	—		—		(2.84)
Total distributions	(.16)	(.20)	(.12)		(.24)		(2.97)
Increase from regulatory settlements	—	—	.02	e	—		—
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$6.71	$6.55	$7.17		$6.40		$5.52
Total Return (%)	5.14	(6.10)	14.10		21.61	b	(50.31	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	29	52		47		42
Ratio of expenses before expense reductions (%)	1.23	1.25	1.13		1.23		1.13
Ratio of expenses after expense reductions (%)	1.23	1.25	1.13		.94		.92
Ratio of net investment income (%)	2.71	2.09	1.78		1.99		2.68	c
Portfolio turnover rate (%)	21	25	28		152		154
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified International Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $68,634,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($18,357,000) and October 31, 2017 ($50,277,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income*	$1,729,870
Capital loss carryforwards	$(68,634,000)
Net unrealized appreciation (depreciation) on investments	$8,308,156

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$1,664,790	$2,563,960

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,232,000 to $3,320,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$5,939

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(877)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$423,059

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(318,939)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $15,702,773 and $19,854,709, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.59%
Class B	2.34%
Class C	2.34%
Class R	1.84%
Class S	1.34%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.49%
Class B	2.24%
Class C	2.24%
Class R	1.74%
Class S	1.34%
Institutional Class	1.24%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $75,160, of which $6,358 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$44,518	$18,146	$10,822
Class B	1,807	1,504	303
Class C	5,450	3,092	1,088
Class R	250	250	—
Class S	21,771	13,203	4,485
Institutional Class	11,462	—	1,964
	$85,258	$36,195	$18,662

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$4,216	$253
Class C	26,890	2,173
Class R	4,769	436
	$35,875	$2,862

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$57,092	$—	$9,626	.24%
Class B	1,392	—	178	.25%
Class C	8,953	—	1,544	.25%
Class R	4,259	421	1,761	.20%
	$71,696	$421	$13,109

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012 aggregated $1,074.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $2,144 and $36, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $17 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,699, of which $9,450 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

F. Ownership of the Fund

At October 31, 2012, there was one affiliated shareholder account that held approximately 10% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	396,525	$2,611,667	673,900	$4,917,466
Class B	207	1,248	4,609	33,409
Class C	40,063	258,164	54,522	387,758
Class R	69,833	444,742	77,788	558,054
Class S	278,874	1,775,276	357,903	2,486,494
Institutional Class	1,463,746	9,590,714	967,009	6,535,180
		$14,681,811		$14,918,361
Shares issued to shareholders in reinvestment of distributions
Class A	82,132	$514,965	108,840	$792,360
Class B	1,313	7,981	3,171	22,387
Class C	7,149	43,463	10,031	70,821
Class R	5,342	32,638	4,999	35,449
Class S	50,726	308,419	56,075	395,897
Institutional Class	117,302	713,202	167,031	1,180,896
		$1,620,668		$2,497,810
Shares redeemed
Class A	(1,296,373)	$(8,545,695)	(1,726,427)	$(12,512,156)
Class B	(67,641)	(429,849)	(135,909)	(965,582)
Class C	(158,880)	(999,848)	(247,089)	(1,748,041)
Class R	(64,085)	(414,395)	(49,096)	(342,257)
Class S	(677,015)	(4,364,724)	(442,806)	(3,136,175)
Institutional Class	(1,203,054)	(7,821,591)	(3,881,310)	(28,137,435)
		$(22,576,102)		$(46,841,646)
Redemption fees		$292		$385
Net increase (decrease)
Class A	(817,716)	$(5,418,868)	(943,687)	$(6,801,945)
Class B	(66,121)	(420,620)	(128,129)	(909,786)
Class C	(111,668)	(698,221)	(182,536)	(1,289,462)
Class R	11,090	62,985	33,691	251,246
Class S	(347,415)	(2,281,025)	(28,828)	(253,784)
Institutional Class	377,994	2,482,418	(2,747,270)	(20,421,359)
		$(6,273,331)		$(29,425,090)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Diversified International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Diversified International Equity Fund (the "Fund") at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,017.70	$1,013.70	$1,013.70	$1,015.20	$1,019.80	$1,019.80
Expenses Paid per $1,000*	$7.96	$11.79	$11.74	$9.22	$6.80	$5.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,017.24	$1,013.42	$1,013.47	$1,015.99	$1,018.40	$1,019.25
Expenses Paid per $1,000*	$7.96	$11.79	$11.74	$9.22	$6.80	$5.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Diversified International Equity Fund	1.57%	2.33%	2.32%	1.82%	1.34%	1.17%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $3,349,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of DWS Diversified International Equity Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23337R 593	23337R 585	23337R 577	23337R 551	23337R 544
Fund Number	499	699	799	2399	559

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	23337R 569
Fund Number	1501

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDIEF-2
(R-024957-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$63,582	$0	$0	$0
2011	$61,438	$0	$0	$1,588

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$1,588	$0	$0	$1,588

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Diversified International Equity Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012